ASHMORE FUNDS

Supplement dated August 20, 2018 to the Ashmore Funds Prospectus, Dated February 28, 2018 (as supplemented thereafter)

Disclosure Related to the Ashmore Funds (the “Funds”)

This supplement contains information which amends, modifies or supersedes certain information contained in the Prospectus of the Funds dated February 28, 2018, as supplemented thereafter (the “Prospectus”).

The following changes will be effective immediately:

Prospectus Changes

1.        Management of the Funds. In the section entitled “Management of the Funds,” the following language replaces the first two paragraphs of the applicable subsection in its entirety:

Investment Manager. Under the terms of an Investment Management Agreement between the Trust and the Investment Manager with respect to each Fund (the “Investment Management Agreement”) and subject to the supervision of the Board of Trustees, Ashmore Investment Advisors Limited serves as each Fund’s Investment Manager and is responsible for managing, either directly or through others selected by it, the investments of each Fund. The Investment Manager’s principal business address is 61 Aldwych, London, United Kingdom, WC2B 4AE. As part of its planning for regulatory change and ongoing regulatory compliance in the United Kingdom, the advisory services provided to the Funds were novated from Ashmore Investment Management Limited (“AIML”), the Funds’ former investment adviser, to Ashmore Investment Advisors Limited effective July 18, 2014. AIML and Ashmore Investment Advisors Limited are both wholly owned subsidiaries of Ashmore Investments (UK) Limited, which is a wholly-owned subsidiary of Ashmore Group plc (“Ashmore Group”), a company incorporated in England and Wales that is listed on the official list of the UK Listing Authority and admitted to trading on the London Stock Exchange. As of December 31, 2017, the Investment Manager had under management assets of approximately $5.2 billion and the Investment Manager and its advisory affiliates that are owned by Ashmore Group had under management assets of approximately $69.5 billion in the aggregate.

Notwithstanding any other provision of the Investment Management Agreement, to the extent that the Investment Manager is required to account to the Funds and/or make any payments to the Funds under the Investment Management Agreement, any such amounts will not be subject to CASS 7 of the CASS Sourcebook of the FCA Rules as may be amended, supplemented or varied from time to time and the Investment Manager will pay such amounts to the Funds within 30 days of them becoming due and payable.

A discussion regarding the Board of Trustees’ approval of the Investment Management Agreement with respect to each of the Funds is available in the Trust’s report to shareholders for the fiscal period ended April 30, 2017.

Investors Should Retain This Supplement for Future Reference